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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                  FORM 8-KSB
                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): February 16, 1998


                     ELECTRONIC TRANSMISSION CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)


           22135                             75-2578619
 (Commission File Number)     (I.R.S. Employer Identification Number)


  5025 Arapaho Road, Suite 515, Dallas, Texas           75248
   (Address of Principal Executive Offices)           (Zip Code)

                                (972) 980-0900
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)


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                 INFORMATION INCLUDED IN REPORT ON FORM 8-KSB

ITEM 5.   OTHER EVENTS.

TERMINATION OF L. CADE HAVARD

     On February 16, 1998, the Board of Directors of Electronic Transmission Corporation (the "Company") terminated L. Cade Havard as Chief Executive Officer, President and Chairman of the Board of the Company citing differences of opinion over the management and operational philosophy of the Company. Mr. Havard submitted his resignation from the Board of Directors, which resignation was effective on February 16, 1998. Also on February 16, 1998, the Board of Directors appointed W. Mack Goforth, the Company's Chief Financial Officer, as Chief Executive Officer of the Company. On even date therewith, Mr. Goforth was elected to the Board of Directors and appointed Chairman thereof.

RESULTS OF SPECIAL MEETING OF STOCKHOLDERS HELD ON FEBRUARY 25, 1998

     At the Special Meeting of Stockholders of the Company held on February 25, 1998, the following proposals were approved by the stockholders of the Company.

     PROPOSAL #1:   To authorize an increase in the authorized shares of the
                    Company's common stock, par value $.001 per share, from 15,000,000 shares to 20,000,000 shares.

                                           VOTES
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                    FOR:                10,919,559
                    AGAINST:               152,174
                    ABSTAINED:             154,043

     PROPOSAL #2:   To authorize a reverse stock split of the common stock such that every four shares of outstanding common stock will be exchanged for one share of common stock upon the effective date of such reverse split.

                                           VOTES
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                    FOR:                10,906,076
                    AGAINST:               198,657
                    ABSTAINED:             122,043


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ELECTRONIC TRANSMISSION CORPORATION
                              (Registrant)


                              By:  /s/ W. Mack Goforth
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                                  W. Mack Goforth, Chairman of the Board, Chief
                                  Executive Officer and Chief Financial Officer

Dated:    March 13, 1998

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